                                                                  CONFORMED COPY
                                                                  --------------

                             CONSENT AND AGREEMENT
                         to the Security Agreement and
                Collateral Assignment of the Purchase Agreement
                -----------------------------------------------


          THIS CONSENT AND AGREEMENT ("Consent") is entered into as of December 22, 1999 by and among Midway Airlines Corporation ("Midway"), General Electric Capital Corporation ("Assignee") and The Boeing Company ("Manufacturer").

          RECITALS
          --------

     A. Midway and Assignee have heretofore entered into that certain Loan Agreement, pursuant to which Assignee and the members of the syndicate identified therein (if applicable) have agreed to make certain funds available to Midway in order to enable Midway to meet its deposit and advance payment obligations in respect of the Aircraft (as defined in the Collateral Assignment, defined below) under the Purchase Agreement.

     B. Midway and Assignee have entered into that certain Security Agreement and Collateral Assignment of Purchase Agreement dated as of December 22, 1999 ("Collateral Assignment"), pursuant to which, among other things, Midway has granted to Assignee a security interest in all of Midway's right and interest in and to the Purchase Agreement in order to secure performance of Midway under and in respect of the Loan Agreement.

     C. Midway and Assignee wish to obtain Manufacturer's consent to the Collateral Assignment and Manufacturer is willing to grant such consent, all subject to and upon the terms and conditions provided herein.

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:


1.   Definitions.
     -----------

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Assignment.

2.   Consent of Manufacturer.
     -----------------------

     (a) Manufacturer hereby acknowledges notice of the Collateral Assignment and consents, subject to the terms and conditions of this Consent, to assignment to

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

Assignee of all of Midway's right and interest in and to the Purchase Agreement pursuant to the Collateral Assignment.

     (b) Manufacturer agrees that this Consent constitutes the consent of Manufacturer as required by the Purchase Agreement.

3.   Assignee's Rights under the Collateral Assignment.
     -------------------------------------------------

     (a)  Event of Default.  Manufacturer acknowledges that, subject to the
          ----------------
provisions of Paragraph 4 hereof, upon and after notice to Manufacturer by Assignee that an Event of Default under the Collateral Assignment has occurred and is continuing and that it is exercising its rights and remedies under the Collateral Assignment (and until Manufacturer receives a further written notice from Assignee to the effect that Midway may again exercise the rights of "Customer" under the Purchase Agreement), Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of "Customer" under and subject to the Purchase Agreement and Midway shall not be entitled to do so.

     (b)  Termination of Purchase Agreement by Manufacturer.  Manufacturer
          -------------------------------------------------
agrees that upon termination of the Purchase Agreement with respect to the rights related to any one or more of the Aircraft, (i) it shall give Assignee written notice of such termination; and (ii) Assignee shall have the right, within ten (10) business days of receipt of such notice, subject to the provisions of Paragraph 4 of this Consent, to give Manufacturer written notice of its irrevocable decision to assume all of the obligations of "Customer" under the terminated Purchase Agreement insofar as it relates to any or all of the Aircraft by entering into a substitute purchase agreement with Manufacturer, relating to such Aircraft on terms and conditions substantially equivalent to those set out in the Purchase Agreement. If Assignee does so notify Manufacturer and enter into a substitute purchase agreement, then, subject to the terms of the Collateral Assignment and Paragraphs 4 and 7 of this Consent, Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of Customer under and subject to the substitute purchase agreement. If no notice from Assignee is timely received, Midway and Assignee will be deemed to have waived all rights thereto. In such case, Manufacturer shall be entitled but not obliged to purchase from Assignee or Midway, as applicable, all buyer furnished equipment related to the terminated Aircraft under the Purchase Agreement, in which Assignee or Midway, as appropriate, has title or an uncontested right to title.

4.   Manufacturer's Purchase Option.
     ------------------------------

     Prior to the exercise of its rights and remedies under Section 4 of the Collateral Assignment as a result of the occurrence of an Event of Default thereunder, Assignee shall notify Manufacturer in writing. Manufacturer shall have the option (the "Manufacturer's Option"), exercisable at any time within ten (10) Business Days following receipt by Manufacturer of such notice, to purchase Assignee's interest in the Purchase Agreement (without recourse, representation or warranty of any kind) insofar as it relates to all of the Aircraft not yet delivered thereunder at the time of exercise of Manufacturer's Option. In the event that Manufacturer notifies Assignee that it intends to exercise Manufacturer's Option, Manufacturer shall purchase Assignee's interest in the Purchase Agreement (without recourse, representation or warranty of any kind) insofar as it relates to all, but not less than all, of the Aircraft not yet delivered thereunder at the time of exercise of Manufacturer's Option by paying to Assignee within five (5) Business Days following the date of its notice to Assignee, an amount equaling the aggregate amount of deposits and advances made under the Purchase Agreement with respect to all of the Aircraft not yet delivered thereunder up to the time of exercise of Manufacturer's Option. If Manufacturer fails to exercise Manufacturer's Option during such ten (10) Business Day period, Assignee may exercise its rights under the Collateral Assignments.

5.   Midway's Waiver and Indemnity; No Release from Obligations.
     ----------------------------------------------------------

     (a) Midway hereby waives any rights which it may have pursuant to contract or law or otherwise against Manufacturer arising out of, or resulting from, the exercise by Assignee of its rights and remedies under the Collateral Assignment or this Consent and agrees to indemnify and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees from and against any and all claims, losses or liabilities (including reasonable attorneys' fees) resulting therefrom, provided, however, that Midway will not
                                      --------  -------
indemnify and hold harmless such parties in the event that such parties are determined, by a final judgment of a court of competent jurisdiction, to have acted with gross negligence with regard to the matter for which indemnification is sought.


     (b) Midway hereby agrees, expressly for the benefit of Manufacturer, that notwithstanding anything contained in the Collateral Assignment to the contrary:
(i) Midway shall at all times remain liable to Manufacturer under the Purchase Agreement to perform all duties and obligations of the "Customer" thereunder in respect of the Aircraft to the same extent as if the Collateral Assignment and this Consent had not been executed, and (ii) the exercise by Assignee of any rights assigned under the Collateral Assignment shall not release Midway from any of its duties or obligations to Manufacturer under the Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties or obligations.

6.   Notices.
     -------

     (a) Midway and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of the Collateral Assignment, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Midway or Assignee under the Collateral Assignment unless and until Manufacturer shall have received written notice thereof from Assignee addressed to its Vice President-Contracts, Boeing Commercial Airplane Group, if by mail, at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124 or to 32-9430 Answerback BOEINGREN RNTN, if by telex. In acting in accordance with the Purchase Agreement and this Consent, Manufacturer may rely conclusively upon any such notice.

     (b) Manufacturer shall be entitled to rely conclusively upon any notice or instruction received by it from Assignee pursuant to the Collateral Assignment or this Consent, and Manufacturer shall have no obligation to inquire as to the accuracy of such notice or instruction or as to the relative priority of rights of any person asserting rights in and to the Purchase Agreement and the Aircraft.

     (c) Except as provided in Paragraph 3 of this Consent, unless and until Assignee shall have notified Manufacturer that it is exercising its rights and remedies under the Collateral Assignment, Midway shall have all rights and obligations of "Customer" under the Purchase Agreement and Manufacturer shall have no duty to consult with or otherwise deal with Assignee concerning the Purchase Agreement or the Aircraft. Without limiting the generality of the foregoing, prior to the receipt of Assignee's written notice that it is exercising its remedies under the Collateral Assignment, as provided in Paragraph 3(a) hereof, Manufacturer shall have no obligation to inquire as to whether Midway has complied with the provisions of the Collateral Assignment and shall be entitled to rely upon any notice, consent, waiver or other action taken by Midway in connection with the Purchase Agreement.

     (d) Notice to Assignee hereunder shall be given by hand, by first class, certified or registered mail, by a recognized overnight courier service or by telecopier (confirmed by mail or overnight courier) at General Electric Capital Corporation, c/o GE Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, Connecticut 06927, Attention Contracts Leader, Telecopy: (203) 357-3201.

7.   Rights Subject to the Purchase Agreement.
     ----------------------------------------

     (a) Assignee for itself and each of the members of the syndicate (if applicable) hereby agrees, expressly for the benefit of Manufacturer, that, notwithstanding anything contained in the Collateral Assignment to the contrary (and without in any way releasing Midway from any of its duties or obligations under the Purchase Agreement), insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
----------------------     ---------------------------------------------
Article 11 of Part 2 of Exhibit C to
the AGTA which was incorporated by reference into the Purchase Agreement and the insurance provisions in Article 8.2 of the AGTA which was incorporated by reference into the Purchase Agreement, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee for itself and each of the members of the syndicate (if applicable) further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon the written request of Manufacturer, it shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer may reasonably request in order to obtain the full benefits of its agreements set forth in this paragraph.

     (b) Except as otherwise expressly provided in this Consent, the execution and delivery by Manufacturer of this Consent and the performance by Manufacturer of its obligations hereunder shall not be regarded as having created or imposed upon Manufacturer any increased or additional obligations or undertakings or any increased or additional limitations to the rights and duties on its part than are contained in the Purchase Agreement as a result of entering into this Consent. Manufacturer shall not be required to divest itself of title to or possession of the Aircraft or any other thing to be delivered under the Purchase Agreement until delivery and transfer thereof and payment therefor, as provided in the Purchase Agreement, or to take any action with respect to the Purchase Agreement or the Aircraft in any manner inconsistent with applicable law (including, without limitation, any bankruptcy or other court order, ruling or finding).

8.   Application of Deposits and Advance Payments.
     --------------------------------------------

     The parties hereto acknowledge and agree that in the event Assignee exercises its rights under the Collateral Assignment and purchases one or more of the Aircraft, the deposits and advance payments made under the Purchase Agreement with respect to the Aircraft shall be applied toward the purchase price of such Aircraft.

9.   Indemnification of Manufacturer by the Assignee and the Members of the
     ----------------------------------------------------------------------
Syndicate (if applicable).
-------------------------

     Assignee agrees to indemnify, defend and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees (collectively, the "Indemnitees" and each an "Indemnitee") from and against any and all claims, losses obligations, damages, penalties, actions, judgments, suits, costs, expenses and disbursements and liabilities of any kind whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees) which may be imposed on, incurred by, or asserted against such Indemnitees in any manner resulting from or arising out of the exercise by Assignee of its rights or remedies under the Collateral Assignment or this Consent and Agreement, if and only if it is determined by the final judgment of a court of competent jurisdiction that Assignee was not entitled to exercise such rights or remedies or that such rights or remedies were exercised contrary to the provisions of this

Consent, the Collateral Assignment or applicable law. Notwithstanding the previous sentence, Assignee will not indemnify any Indemnitee who has been determined by the final judgment of a court of competent jurisdiction to have acted with gross negligence with regard to the matter for which indemnification is sought. If any Indemnitee hereunder has knowledge of any liability hereby indemnified against, it shall give prompt written notice thereof to Assignee. Assignee shall have the right to investigate, defend or compromise any claim for which indemnification is sought and each Indemnitee hereunder shall cooperate with the reasonable requests of Assignee with respect thereto.

10.  Manufacturer's Representations and Warranties.
     ---------------------------------------------

     Manufacturer hereby represents and warrants to Midway and Assignee that:


     (a) Manufacturer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the State of Washington.

     (b) Manufacturer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Consent and Agreement and the execution, delivery and performance of this Consent and Agreement have been duly authorized by all necessary corporate action on the part of Manufacturer.

     (c) Each of the Purchase Agreement and this Consent and Agreement has been duly executed and delivered by Manufacturer and constitutes the legally valid and binding obligation of Manufacturer, enforceable against Manufacturer in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is at issue in the proceeding in equity or at law).

     (d) Set forth on Schedule I hereto, with respect to each Aircraft, is (1) the current Scheduled Delivery Date of such Aircraft, (2) the aggregate amount of Deposit Payments received by the Manufacturer prior to the date hereof with respect to such Aircraft, (3) the remaining scheduled dates and amounts of Deposit Payments with respect to such Aircraft due after the date hereof and (4) the estimated purchase price as of the currently Scheduled Delivery Date for such Aircraft.

11.  Manufacturer's Covenants:
     ------------------------

     Manufacturer hereby covenants to Midway and Assignee that:

     (a) Manufacturer will remain liable to observe and perform all the conditions and obligations to be observed and performed by it under the Purchase Agreement in accordance with the terms and conditions thereof and, subject to the terms of the Purchase Agreement and the Collateral Assignment, all of Manufacturer's obligations under the Purchase Agreement will inure to the benefit of Assignee as though Assignee were named "Customer" thereunder; and

     (b) Manufacturer will not assert any lien or claim against any Aircraft after payment in full for that Aircraft under and in accordance with the Purchase Agreement.

12.  GOVERNING LAW
     -------------

     THIS CONSENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

13.  Counterparts.
     ------------

     This Consent may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers or agents as of the date first above written.

MIDWAY:                       MIDWAY AIRLINES CORPORATION


                                   By: /s/ Jonathan S. Waller
                                       ----------------------
                                   Its:    Jonathan S. Waller
                                           Senior Vice President
                                           General Counsel


ASSIGNEE:                     GENERAL ELECTRIC CAPITAL CORPORATION
                                   On behalf of itself and the members of the syndicate (if applicable)


                                   By: /s/ Norman Liu
                                       --------------
                                   Its:    Norman Liu
                                           Vice President


MANUFACTURER:                 THE BOEING COMPANY


                                   By: /s/ Christopher P. Jellen
                                       -------------------------
                                   Its:    Christopher P. Jellen
                                           Attorney-in-fact

                                   SCHEDULE 1
                                   ----------
                          Midway Airlines Corporation
     Aircraft Delivery Dates, Price Escalation and Maximum Aircraft Amount

 * Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.